AXA Equitable Life Insurance Company

Supplement Dated March 11, 2016 to the current prospectuses for:

•	Retirement Cornerstone® Series15A
•	Retirement Cornerstone® Series 15.0
•	Retirement Cornerstone® Series15A Series E
•	Retirement Cornerstone® Series 15.0 Series E

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes:

A.	Sub-Adviser Change to EQ Advisors Trust Portfolio (“Portfolio”)

On January 29, 2016, Federated Global Investment Management Corp. (“Federated”) replaced WHV Investments (“WHV”) and Hirayama Investments, LLC (“Hirayama Investments”) as sub adviser for the management of their allocated portion of the AXA International Core Managed Volatility Portfolio. Accordingly, all references to WHV and Hirayama Investments in your prospectus are hereby deleted in their entirety and replaced with Federated.

AXA Equitable Funds Management Group, LLC will continue to be the Investment Manager of the Portfolio. Also, please see “The Portfolios of the Trusts” in your Prospectus for more information.

B.	Legg Mason Global Asset Management Variable Trust — Sub-Adviser Change

On or about April 1, 2016, subject to regulatory approval, QS Investors, LLC will replace QS Legg Mason Global Asset Allocation, LLC as sub adviser for the management of their allocated portion of the QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. Accordingly, all references to QS Legg Mason Global Asset Allocation, LLC in your prospectus are hereby deleted in their entirety and replaced with QS Investors, LLC.

Legg Mason Partners Fund Advisor, LLC will remain the Portfolio’s investment manager, and Western Asset Management Company will remain a sub adviser to the Portfolio. Also, please see “The Portfolios of the Trusts” in your Prospectus for more information.

Distributed by affiliate AXA Advisors, LLC and for certain contracts co-distributed by affiliate

AXA Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104.

Copyright 2016 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

IM-07-16 (3/16)	Catalog No. 155767 (3/16)
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